UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

AMERICAN PUBLIC EDUCATION, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 WEST CONGRESS STREET, CHARLES TOWN, WV	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2017, American Public Education, Inc. (the “Company”), announced that Dr. Karan Powell, President of the Company’s wholly owned subsidiary American Public University System (“APUS”), will retire from APUS effective October 15, 2017. APUS, the Company and Dr. Powell have entered into a letter agreement (the “Letter Agreement”) to formalize the terms of her retirement and to provide for an arrangement pursuant to which Dr. Powell has agreed to provide consulting services through June 30, 2018 (the “Consulting Term”), including supporting the transition to a new President of APUS, representing APUS in the higher education community as an advocate, and providing guidance on accreditation-related matters as requested.

Dr. Wallace E. Boston, President and Chief Executive Officer of the Company, said “I want to thank Karan for giving APUS her energy, education acumen, and leadership during the past 15 years as well as her friendship. We celebrate her distinguished career.”

The Letter Agreement further provides that Dr. Powell will continue to receive during the Consulting Term compensation consistent with what she would have generally received as an employee of APUS. Beginning at the end of the Consulting Term, Dr. Powell will be entitled to the benefits provided for in her Amended and Restated Executive Employment Agreement dated May 31, 2016 (the “Employment Agreement”), as modified by the Letter Agreement, as if her retirement were a termination of her employment by APUS other than for Disability or Cause.

The foregoing descriptions of the Letter Agreement and the Employment Agreement do not purport to be complete and are qualified in their entirety by reference to those agreements, which are filed, respectively, as Exhibit 10.1 to this Current Report and as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 1, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)       Exhibits

Exhibit Number	Description

10.1	Letter Agreement dated September 28, 2017, by and among American Public Education, Inc., American Public University System, Inc. and Karan H. Powell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.
Date: September 29, 2017	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr. Executive Vice President and Chief Financial Officer

3